February 18, 2011

DREYFUS INSTITUTIONAL CASH
ADVANTAGE FUNDS
-Dreyfus Institutional Cash Advantage Fund
-Dreyfus Institutional Cash Advantage
Plus Fund

Supplement to Prospectus
dated September 1, 2010

     The Board of Trustees of Dreyfus Institutional Cash Advantage Funds (the “Trust”) has approved a Plan of Reorganization (the “Plan”) for theTrust, on behalf of Dreyfus Institutional Cash Advantage Plus Fund (the “Fund”) and Dreyfus Institutional Cash Advantage Fund (the “Acquiring Fund”). The Plan provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

     Neither the Plan nor the Reorganization requires the approval of shareholders of either fund. It is currently contemplated that the Reorganization will become effective on or about June 7, 2011. A Prospectus/Information Statement with respect to the Reorganization will be mailed before the consummation of the Reorganization to holders of Fund shares as of March 25, 2011. The Prospectus/Information Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-346-3621.

ICA-S0211